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                                                                    EXHIBIT 99.2


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David V. Harper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Annual Report of Noble International, Ltd. on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Noble International, Ltd.


                        By: /s/ David V. Harper
                           --------------------------------------------------
                           Name: David V. Harper
                           Title: Chief Financial Officer (Principal
                           Financial Officer) of Noble International, Ltd.